Filed pursuant to Rule 497(e) and 497(k)
File Nos. 811-22310; 333-182274

Supplement dated April 13, 2020 to the
Prospectus, Summary Prospectus and Statement of Additional Information
each dated January 31, 2020, as previously supplemented, of the
ETFMG Video Game Tech ETF (GAMR)

Effective April 17, 2020, the name of the ETFMG Video Game Tech ETF (the “Fund”) is changed to the “Wedbush ETFMG Video Game Tech ETF.” All references to the Fund’s name in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are updated to reflect the Fund’s new name.
In addition, the following language is added to the Prospectus section “Index/Trademark Licenses/Disclaimer”:
Wedbush is a trademark of Wedbush Securities Inc. (“Wedbush”). Wedbush has entered into a licensing and marketing support agreement with Exchange Traded Managers Group LLC (“ETFMG”), the parent company of the Adviser (the “Wedbush Agreement”). Pursuant to the Wedbush Agreement, Wedbush has agreed to (i) license the name Wedbush for the use of the Adviser; (ii) consult with the Adviser and prepare educational materials, research materials, and updates on regulation of the global video gaming technology ecosystem; and (iii) provide support in connection with phone calls, appearances, and written content relating to the marketing of the Video Game Tech ETF (the “Services”). Additionally, Wedbush will make available Michael Pachter, a technology research analyst at Wedbush with particular expertise in global video gaming technology, to perform certain of the Services. In exchange for the Services, the Adviser, from the management fee it receives from the Video Game Tech ETF, will share certain profits with Wedbush. Wedbush will also assume the obligation of the Adviser to pay certain expenses of the Video Game Tech ETF. Although Wedbush has agreed to be responsible for the payment of certain expenses of the Video Game Tech ETF, the Adviser retains the ultimate obligation to the Video Game Tech ETF to pay such expenses. Wedbush is a privately held business providing securities brokerage, wealth management, and investment banking services. Wedbush is not affiliated with the Video Game Tech ETF, the Adviser, the Video Game Tech ETF’s distributor, the Index Parties, Solactive AG or any of their respective affiliates. Wedbush does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Video Game Tech ETF. Additionally, Wedbush is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

Please retain this Supplement with your Prospectus, Summary Prospectus, and
Statement of Additional Information for future reference.